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                       SECURITY AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 8, 2001


                             SARA LEE CORPORATION
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


          MARYLAND                      1-3344                  36-2089049
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)


Suite 4600, Three First National Plaza, Chicago, Illinois             60602-4260
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        (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: 312/726-2600
                                                    ------------
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Item 2. Acquisition or Disposition of Assets.

     On August 7, 2001, the initial offering period for the tender offer by Sara Lee Corporation, a Maryland corporation ("Sara Lee"), through its wholly owned subsidiary, SLC Acquisition Corp., a Delaware corporation, for all of the outstanding shares of common stock of The Earthgrains Company, a Delaware corporation ("Earthgrains"), for $40.25 in cash per share, expired. The tender offer was made pursuant to an Agreement and Plan of Merger, by and among Sara Lee, SLC Acquisition Corp. and Earthgrains, dated as of June 29, 2001 (the "Merger Agreement"). A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report. The details of the tender offer were disclosed in a Tender Offer Statement on Schedule TO, filed with the Securities and Exchange Commission on July 3, 2001 and subsequently amended. On August 8, 2001, SLC Acquisition Corp. accepted all validly tendered shares and commenced a subsequent offering period to acquire any remaining shares of Earthgrains common stock. The subsequent offering period expired on August 13, 2001. SLC Acquisition Corp. acquired a total of 44,094,209 shares of Earthgrains common stock, representing approximately 94% of the outstanding shares, pursuant to the tender offer.

     On August 14, 2001, Sara Lee completed a short-form merger of SLC Acquisition Corp. with and into Earthgrains. As a result of the merger, all remaining stockholders of Earthgrains will receive the $40.25 per share in cash, without interest, other than stockholders who properly exercise dissenters' rights under applicable state law.

     Sara Lee obtained the funds for the acquisition of Earthgrains from the 364-day Competitive Advance and Revolving Credit Facility Agreement dated as of August 8, 2001, among Sara Lee, the Lenders party thereto and The Chase Manhattan Bank, as administrative agent, and the 364-day Bridge Competitive Advance and Revolving Credit Facility Agreement dated as of August 8, 2001, among Sara Lee, the Lenders party thereto and The Chase Manhattan Bank, as administrative agent. A copy of each of these credit facilities is filed as Exhibits 10.1 and 10.2 to this Current Report.

     Earthgrains is an international manufacturer, distributor and consumer marketer of packaged fresh bread and baked goods and refrigerated dough products. Sara Lee currently intends to devote the Earthgrains assets to the continuation of the business operations of Earthgrains, substantially as they were conducted prior to the completion of the merger.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements of Business Acquired and Pro Forma Financial Information.

The financial statements and pro forma financial information required by this item will be filed by Sara Lee no later than October 19, 2001.

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(c) Exhibits

Exhibit No.   Exhibit
2.1           Agreement and Plan of Merger, dated as of June 29, 2001, by and among Sara Lee, SLC Acquisition Corp. and Earthgrains.

10.1          364-day Competitive Advance and Revolving Credit Facility
              Agreement dated as of August 8, 2001, among Sara Lee Corporation, the Lenders party thereto and The Chase Manhattan Bank as administrative agent (incorporated by reference to Exhibit (b)(2) to Amendment No. 5 to the Tender Offer Statement on Schedule TO filed by Sara Lee Corporation with the Commission on August 8, 2001).

10.1          364-day Bridge Competitive Advance and Revolving Credit Facility
              Agreement dated as of August 8, 2001, among Sara Lee Corporation, the Lenders party thereto and The Chase Manhattan Bank as administrative agent (incorporated by reference to Exhibit (b)(3) to Amendment No. 5 to the Tender Offer Statement on Schedule TO filed by Sara Lee Corporation on August 8, 2001).

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                                  SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SARA LEE CORPORATION
                                       --------------------
                                           (Registrant)


August 21, 2001                        /s/ Wayne R. Szypulski
                                       ----------------------------------
                                           Wayne R. Szypulski
                                       Senior Vice President - Controller

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                                 Exhibit Index

Exhibit No.   Exhibit
2.1           Agreement and Plan of Merger, dated as of June 29, 2001, by and among Sara Lee, SLC Acquisition Corp. and Earthgrains.

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